Rule 497(d)
                                     FT 512


   Supplement to the Prospectus dated March 30, 2001 as amended April 2, 2001

Notwithstanding anything to the contrary in the Prospectus, Fee
Accounts Unit holders eligible to receive an In-Kind Distribution option who tender at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


May 18, 2001